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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 1, 2007




                              W. P. Carey & Co. LLC
             (Exact name of registrant as specified in its charter)

         Delaware                   001-13779                    13-3912578
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

             50 Rockefeller Plaza
              New York, New York                                      10020
   (Address of principal executive offices)                        (Zip code)







                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       Results of Operations and Financial Condition.

On November 1, 2007, the registrant issued an earnings release announcing its financial results for the quarter ended September 30, 2007. A copy of the earnings release is attached as Exhibit 99.1.


ITEM 9.01       Financial Statements and Exhibits.

Exhibit 99.1 Earnings release of the registrant for the quarter ended September 30, 2007.





                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              W. P. Carey & Co. LLC



Date:   November 1, 2007                      By: /s/  Mark J. DeCesaris
                                              --------------------------
                                              Mark J. DeCesaris
                                              Managing Director and
                                              acting Chief Financial Officer